--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                                  LIBBEY INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                  LIBBEY INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

--------------------------------------------------------------------------------

                                  MEETING DATE
                                  MAY 6, 1999

                            YOUR VOTE IS IMPORTANT!
      Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.

                                                                   [LIBBEY LOGO]

                                  LIBBEY INC.
                                 P.O. BOX 10060
                               300 MADISON AVENUE
                            TOLEDO, OHIO 43699-0060

   -------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
   -------------------------------------------------------------------------

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Libbey stockholders which will be held Thursday, May 6, 1999, at 2:00 p.m. in the Belvedere Room at The Toledo Club, 235 14th Street (Madison Avenue and 14th Street), Toledo, Ohio.

     At the meeting, stockholders will elect two directors for a term of three years, vote on approval of The 1999 Equity Participation Plan of Libbey Inc. and will transact such other business as may properly come before the meeting.

     The close of business on March 18, 1999 is the record date for voting at the meeting. Only stockholders owning the Company's common stock, par value $.01 per share, on the record date are entitled to notice of, and to vote at, the Annual Meeting.

     Please sign, date and return your Proxy in the enclosed envelope as soon as possible so that your shares can be voted at the meeting. If the shares are held in more than one name, all holders of record should sign.

     Management sincerely appreciates your support.

                                            By Order of the Board of Directors,

                                            John F. Meier
                                            Chairman of the Board and Chief
                                            Executive
                                            Officer

                                            Arthur H. Smith
                                            Secretary

March 31, 1999
Toledo, Ohio

                                  LIBBEY INC.

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation on behalf of the Board of Directors of Libbey Inc., a Delaware corporation ("Libbey" or "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company ("Annual Meeting"), to be held in the Belvedere Room at The Toledo Club, 235 14th Street (Madison Avenue and 14th Street), Toledo, Ohio on May 6, 1999 at 2:00 p.m. and at any and all adjournments thereof. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about March 31, 1999. A complete list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's principal executive offices at 300 Madison Avenue, P.O. Box 10060, Toledo, Ohio 43699-0060 for a period of at least ten days prior to the Annual Meeting.

     Only stockholders of record at the close of business on March 18, 1999 will be entitled to vote at the meeting. At such date, there were 16,245,770 shares of the Company's common stock outstanding. Each share of common stock is entitled to one vote. The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Votes cast in person or by proxy will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the matter to which the abstention applies. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. The common stock outstanding on the record date held by the trustee under the Company's Stock Purchase and Supplemental Retirement Plan, Stock Purchase and Retirement Savings Plan and Long-Term Savings Plan and Trust will be voted by the trustee in accordance with written instructions from participants in such plans or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares of each respective plan for which instructions were received.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation and By-Laws provide that the Board of Directors ("Board of Directors" or "Board") is divided into three classes. Each year the stockholders are asked to elect the members of a class for a term of three years.

     On December 15, 1998, the Board of Directors acknowledged the retirement of Board member Terry L. Wilkison. The Company wishes to acknowledge the generous service and valuable counsel of Mr. Wilkison who has served on the Board of Directors since 1987. His commitment and contributions to the Company are greatly appreciated.

     Currently, the term of office for members of Class III of the Board of Directors will expire on the date of the Annual Meeting in 1999. The members of Class III are William A. Foley and Terence P. Stewart. The Board of Directors has fixed the number of directors to be elected at the 1999 Annual Meeting at two and has nominated Mr. Foley and Mr. Stewart for election to Class III. Those persons who are elected directors at the 1999 Annual Meeting will hold office until their terms expire on the date of the 2002 Annual Meeting or until the election and qualification of their successors. The terms of office of the members of Class I and Class II of the Board of Directors will expire, respectively, on the date of the Annual Meeting in 2000 and 2001.

     So far as the Board has been advised, only the two persons named above as nominees will be nominated for election as directors at the Annual Meeting. It is intended that the shares represented by proxies in the accompanying form will be voted for the election of these two nominees unless authority to so vote is withheld. The nominees have consented to being named herein and to serve if elected. If either of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors or the number of directors may be reduced accordingly. The Board, however, expects each of the nominees to be available. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A stockholder entitled to vote for the election of directors may withhold authority to vote for all or certain nominees.

     The following information, which has been provided by the directors, sets forth for each of the nominees for election to the Board of Directors and for each director whose term continues, his name, age, principal occupation and employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation and employment is carried on and the period during which such person has served as a director of the Company.

1999 NOMINEES (CLASS III):

     WILLIAM A. FOLEY, age 51, has been a director of the Company since September 1994. Mr. Foley has been Chairman of the Board, President and Chief Executive Officer of LESCO, Inc. since October 1994. From July 1993 to October 1994, he was President and Chief Executive Officer of LESCO, Inc. He is a member of the Compensation Committee. Mr. Foley is also a director of Alltrista Corporation.

     TERENCE P. STEWART, age 50, has been a director of the Company since October 1997. Mr. Stewart is managing partner of Stewart and Stewart, a law firm based in Washington, D.C. specializing in trade and international law issues, where he has worked since 1976. Mr. Stewart is a member of the Audit Committee.

     The Board of Directors unanimously recommends a vote FOR both nominees.

CONTINUING DIRECTORS:

     PETER C. MCC. HOWELL, age 49, has been a director of the Company since October 1993. Mr. Howell was the Chairman and Chief Executive Officer of Signature Brands USA, Inc. (formerly known as Health o meter, Inc.) from August 1994 to August 1997. From 1989 to August 1994, Mr. Howell was President, Chief Executive Officer and a director of Mr. Coffee, inc. Mr. Howell is a member of Class II of the Board of Directors and a member of the Audit Committee. He is also a director of Global-Tech Appliances, Inc.

     JOHN F. MEIER, age 51, has been a director of the Company since 1987 and Chairman of the Board and Chief Executive Officer of the Company since June 1993. He is a member of Class I of the Board of Directors. Mr. Meier is also a director of Cooper Tire and Rubber Company.

     CAROL B. MOERDYK, age 48, has been a director of the Company since February 1998. Ms. Moerdyk is Senior Vice President, North American and Australian Contract Operations of Boise Cascade Office Products Corporation. She served as Chief Financial Officer of Boise Cascade Office Products Corporation from 1995 to February 1998. From August 1992 to February 1995, she was Vice President, Assistant to the General Manager of Boise Cascade Office Products Corporation. Ms. Moerdyk is a member of Class I of the Board of Directors and a member of the Audit and Compensation Committees.

     GARY L. MOREAU, age 44, has been a director of the Company since September 1996. Mr. Moreau is President and Chief Executive Officer of Lionel L.L.C., a position he has held since January 1996. From 1991 until that time, Mr. Moreau served as President and Chief Operating Officer of Oneida LTD. Mr. Moreau is a member of Class I of the Board of Directors and a member of the Compensation Committee. Mr. Moreau is also a director of GSW, Inc.

     RICHARD I. REYNOLDS, age 52, has been a director of the Company since June 1993. Mr. Reynolds has been the Executive Vice President and Chief Operating Officer of the Company since November 1995. From June 1993 to November 1995, Mr. Reynolds was Vice President and Chief Financial Officer of the Company. He is a member of Class II of the Board of Directors.

COMPENSATION OF DIRECTORS:

     Non-management directors receive a retainer for service on the Board at the annual rate of $21,000, a fee for attendance at Board meetings of $750 per meeting and a fee for attendance at committee meetings of $500 per meeting. The retainer and all fees are payable in cash quarterly or subject to deferral. In 1998, each of the directors except Mr. Moreau elected to defer all or a portion of the retainer and fees into an account, the value of which is based upon the value of the Company's common stock plus dividends. Management directors do not receive additional compensation for service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES OF THE BOARD:

     The Board of Directors met thirteen times during 1998. During 1998, each incumbent member of the Board of Directors attended 75% or more of the aggregate number of meetings of the Board and of committees of the Board of which he or she was a member.

     The Board of Directors currently has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee or any regularly constituted committee performing the functions of such a committee. The Audit Committee makes recommendations to the Board of Directors as to the engagement or discharge of the independent auditors; reviews the plan and results of the auditing engagement with the independent auditors; reviews the scope and results of the Company's internal auditing procedures; reviews the adequacy of the Company's system of internal accounting controls; and directs and supervises investigations into matters within the scope of its duties. The Audit Committee met twice during 1998. The Audit Committee is comprised of Mr. Howell, Ms. Moerdyk and Mr. Stewart.

     The Compensation Committee of the Board of Directors is comprised of directors who are not officers or employees of the Company and are not eligible to participate in any of the Company's executive compensation programs. The Compensation Committee has overall responsibility for administering the executive compensation program of the Company. The Compensation Committee regularly evaluates the executive compensation program to ensure its appropriateness in the context of the Company's business and its competitiveness with the compensation practices of other companies. From time to time, the Compensation Committee seeks the advice of independent experts in evaluating plan design, compensation levels and administration. Each year the Compensation Committee reviews and approves salaries for the executive officers of the Company. The Compensation Committee is also responsible for administering the Stock Option Plan for Key Employees and certain other incentive compensation plans covering executive officers. The Compensation Committee met four times during 1998. The Compensation Committee is comprised of Mr. Foley, Ms. Moerdyk and Mr. Moreau.

OTHER DIRECTOR INFORMATION:

     During 1998 the law firm of Stewart and Stewart, of which Mr. Stewart is a partner, received fees of approximately $73,707 from the Company for legal services in connection with various international trade matters. The Company anticipates that it will continue to utilize the legal services of Stewart and Stewart in the future in connection with international trade matters.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation paid by the Company for the last three completed fiscal years to the Company's Chief Executive Officer ("CEO") and the four most highly compensated executive officers other than the CEO who were serving as such at the end of 1998 (collectively, including the CEO, the "named executive officers").

SUMMARY COMPENSATION TABLE:

                                                                             LONG-TERM COMPENSATION
                                           ANNUAL COMPENSATION          ---------------------------------
                                     --------------------------------           AWARDS            PAYOUTS
                                                              OTHER     -----------------------   -------
                                                             ANNUAL     RESTRICTED     SHARES               ALL OTHER
                                                             COMPEN-      STOCK      UNDERLYING    LTIP      COMPEN-
 NAME & PRINCIPAL POSITION    YEAR   SALARY(1)   BONUS(2)   SATION(3)     AWARDS      OPTIONS     PAYOUTS   SATION(4)
 -------------------------    ----   ---------   --------   ---------   ----------   ----------   -------   ---------
John F. Meier                 1998   $428,750    $167,212     $  263        0          30,000        0       $12,862
  Chairman of the Board       1997   $395,000           0     $  592        0               0        0       $11,850
  and Chief Executive         1996   $353,333    $139,920          0        0          25,000        0       $ 9,325
  Officer
Richard I. Reynolds           1998   $299,063    $ 97,195     $  228        0          22,000        0       $ 8,971
  Executive Vice              1997   $275,000           0     $  223        0               0        0       $ 8,250
  President and Chief         1996   $212,708    $ 70,000     $  241        0          16,000        0       $ 6,381
  Operating Officer
Kenneth G. Wilkes             1998   $179,438    $ 46,653     $  815        0          11,500        0       $ 5,382
  Vice President,             1997   $165,000           0     $6,353        0               0        0       $ 4,275
  Chief Financial Officer     1996   $150,625    $ 39,765     $  444        0           8,500        0       $ 4,519
  and Treasurer
L. Frederick Ashton           1998   $172,248    $ 44,784     $  500        0           6,500        0       $ 5,104
  Vice President,             1997   $162,896           0     $3,255        0               0        0       $ 4,715
  General Sales Manager       1996   $156,387    $ 41,286     $  187        0           6,500        0       $ 4,692

Arthur H. Smith               1998   $175,000    $ 39,812     $    0        0          12,500        0       $ 5,250
  Vice President,             1997   $161,116           0     $4,524        0               0        0       $ 4,719
  General Counsel and         1996   $152,628    $ 39,050     $   33        0           8,500        0       $ 4,579
  Secretary

---------------

(1) Includes amounts deferred at the election of the named executive officer pursuant to the salary reduction provisions of benefit plans.

(2) The amounts disclosed in this column represent awards under the Libbey Inc. Senior Management Incentive Plan.

(3) The amounts disclosed in this column represent amounts reimbursed for the payment of taxes payable with respect to perquisites. In each year, the aggregate incremental cost of perquisites and other personal benefits for any executive officer did not exceed the lesser of $50,000 or 10% of base salary plus bonus.

(4) The amounts disclosed in this column represent matching cash contributions to the Libbey Inc. Stock Purchase and Retirement Savings Plan, a defined contribution plan, and the Libbey Inc. Executive Savings Plan, a non-qualified plan designed to provide similar benefits to the extent such benefits cannot, under limitations of the Internal Revenue Code, be provided by the Stock Purchase and Retirement Savings Plan.

OPTION GRANTS IN 1998:

     The following table sets forth information on stock option grants to the named executive officers during 1998 pursuant to the Company's Stock Option Plan for Key Employees. The Company does not maintain a stock appreciation rights plan covering executive officers.

                                                                                                  GRANT
                                                   INDIVIDUAL GRANTS                            DATE VALUE
                              -----------------------------------------------------------    ----------------
                              NUMBER OF SHARES      % OF TOTAL
                                 UNDERLYING          OPTIONS
                                   OPTIONS          GRANTED TO
                                   GRANTED         EMPLOYEES IN    EXERCISE    EXPIRATION       GRANT DATE
            NAME                     (#)           FISCAL YEAR      PRICE         DATE       PRESENT VALUE(1)
            ----              ----------------     ------------    --------    ----------    ----------------
John F. Meier...............       30,000              18.84       $38.4375      6/6/08          $458,121
Richard I. Reynolds.........       22,000              13.82       $38.4375      6/6/08          $335,955
Kenneth G. Wilkes...........       11,500               7.22       $38.4375      6/6/08          $175,613
L. Frederick Ashton.........        6,500               4.08       $38.4375      6/6/08          $ 99,260
Arthur H. Smith.............       12,500               7.85       $38.4375      6/6/08          $190,884

---------------

(1) Options are granted at the fair market value at the date of the grant and become exercisable to the extent of 40% of the grant on the first anniversary of the grant and thereafter an additional 20% of the grant becomes exercisable on each of the second, third and fourth anniversaries of the grant.

    Present value is calculated using the Black-Scholes option pricing model. Assumptions used in calculating the reported values include (a) an expected volatility based on the monthly change for the period June 18, 1993 through the date of the grant (June 5, 1998 in the case of all named executive officers), (b) a weighted average risk-free rate of return of 5.5%, (c) dividend yield of .8%, and (d) a time of exercise of 7 years. No adjustments were made for non-transferability or forfeiture.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES:

     The following table sets forth the aggregate dollar value of unexercised options held at the end of 1998 by the named executive officers. The value is based upon a share price of $28.9375, the closing price on the New York Stock Exchange on December 31, 1998. None of the named executive officers exercised any options in 1998.

                                                             UNDERLYING OPTIONS         IN-THE-MONEY OPTIONS
                             SHARES ACQUIRED    VALUE             AT FY-END                   AT FY-END
           NAME                ON EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           ----              ---------------   --------   -------------------------   -------------------------
John F. Meier..............         0             0        175,653         44,500      $2,394,470      $47,344
Richard I. Reynolds........         0             0        143,538         31,200      $2,028,937      $29,825
Kenneth G. Wilkes..........         0             0         73,205         16,400      $  990,980      $15,919
L. Frederick Ashton........         0             0         66,673         10,300      $  952,051      $12,488
Arthur H. Smith............         0             0        131,524         17,400      $1,958,651      $15,919

RETIREMENT PLANS:

     The Company maintains a qualified retirement plan, the Libbey Inc. Salaried Cash Balance Pension Plan ("Salary Plan"), for its salaried employees, including executive officers, and a Supplemental Retirement Benefit Plan ("SERP"), which is a non-qualified plan designed to provide substantially identical retirement benefits to the extent that such benefits cannot, under the limitations of the Internal Revenue Code, be provided by the Salary Plan. The retirement plans were amended effective January 1, 1998 so that benefits will no longer be determined by the highest consecutive three-year annual earnings but will be determined by annual Company contribution credits equal to a percentage of annual earnings plus interest. Employees with 10 years of service with Libbey and who are age 55, or who are age 45 and have a combined age and years of service equal to 65, as of December 1997, will receive commencing upon retirement the greater of their cash balance account or a special minimum benefit ("Special Minimum Benefit") computed pursuant to the formula in effect prior to the amendment, for service prior to December 31, 2007.

     The following table illustrates the estimated annual retirement benefits which would be provided by the Special Minimum Benefit under the Salary Plan and the SERP in various average earnings classifications upon normal retirement at age 65 for those named executive officers for whom the Special Minimum Benefit is anticipated to apply, namely Messrs. Meier, Reynolds, Ashton and Smith:

  HIGHEST
CONSECUTIVE
THREE-YEAR                            YEARS OF CREDITED SERVICE
  AVERAGE     --------------------------------------------------------------------------
 EARNINGS        15         20         25         30         35         40         45
-----------   --------   --------   --------   --------   --------   --------   --------
$100,000        18,903     25,204     31,506     37,807     44,108     46,608     49,108
$125,000        24,108     32,144     40,181     48,217     56,253     59,378     62,503
$150,000        29,313     39,084     48,856     58,627     68,398     72,148     75,898
$175,000        34,518     46,024     57,531     69,037     80,543     84,918     89,293
$200,000        39,723     52,964     66,206     79,447     92,688     97,688    102,688
$225,000        44,928     59,904     74,881     89,857    104,833    110,458    116,083
$250,000        50,133     66,844     83,556    100,267    116,978    123,228    129,478
$300,000        60,747     80,997    101,246    121,495    141,744    149,244    156,744
$400,000        82,176    109,568    136,960    164,352    191,744    201,744    211,744
$450,000        92,890    123,854    154,817    185,781    216,744    227,994    239,244
$500,000       103,605    138,139    172,674    207,209    241,744    254,244    266,744
$600,000       125,033    166,711    208,389    250,066    291,744    306,744    321,744
$700,000       146,462    195,282    244,103    292,923    341,744    359,244    376,744

     At December 31, 1998, Messrs. Meier, Reynolds, Wilkes, Ashton and Smith had total Credited Service under the Salary Plan and the SERP, respectively, of 28 years, 28 years, 5 years, 28 years and 30 years.

     The above pension table sets forth benefits calculated on a straight-life annuity basis and reflects the greater of the regular benefit, the Special Minimum Benefit or the "grandfathered" benefit available under the formula in effect prior to January 1, 1989. The regular benefit and the Special Minimum Benefit do not contain an offset for social security or other amounts, whereas the "grandfathered" benefit does provide for a partial offset for social security benefits.

     Annual covered earnings include base salary and amounts earned under the Senior Management Incentive Plan and the covered compensation under the Special Minimum Benefit of the retirement plan is the highest consecutive three year average of such amounts. The retirement benefit may be adjusted if the employee has more or less than 35 years of credited service or retires prior to age 65. The Salary Plan and the SERP provide for additional benefit accruals beyond age 65 and for annual annuity benefits as well as an optional lump sum form of benefit. The lump sum option is designed to be equivalent in value to that of the lifetime annual annuity benefit.

     Under the amended retirement plans effective January 1, 1998, each participant in the plans on December 31, 1997 is credited with an opening cash balance equal to the single sum amount of the participant's accrued benefit as of December 31, 1997 based upon retirement at age 65 and actuarial assumptions as to rate of interest and mortality. For each plan year beginning January 1, 1998, the Company will make an annual contribution credit to the participant's cash balance account in accordance with the following table and the cash balance account will be credited with interest annually at the 30-year Treasury Securities rate in effect in October of the preceding plan year with a minimum of 5 percent and a maximum of 10 percent. Normal retirement age is 65 under the amended retirement plans. Company contributions and interest are credited with respect to service beyond the age of 65. The estimated annual benefit payable to Mr. Wilkes commencing upon his retirement is

$112,098 based upon assumptions that salary increases will be 3 percent annually and that the applicable rate of interest will be 7 percent annually after 1999.

                SUM OF AGE                    CONTRIBUTION PERCENTAGE     CONTRIBUTION PERCENTAGE OF
               AND YEARS OF                  COMPENSATION UNDER SOCIAL     COMPENSATION AT OR ABOVE
              BENEFIT SERVICE                   SECURITY WAGE BASE        SOCIAL SECURITY WAGE BASE
              ---------------                -------------------------    --------------------------
0 but less than 30.........................             1.5%                          3.0%
30 but less than 34........................             1.7                           3.4
34 but less than 38........................             1.9                           3.8
38 but less than 42........................             2.1                           4.2
42 but less than 46........................             2.3                           4.6
46 but less than 50........................             2.7                           5.4
50 but less than 60........................             3.2                           6.4
60 but less than 70........................             4.0                           8.0
70 but less than 80........................             5.5                          11.0
80 but less than 90........................             7.0                          12.7
90 and over................................             9.0                          14.7

EXECUTIVE EMPLOYMENT AGREEMENTS:

     Libbey has entered into employment agreements with each of the Company's executive officers, including the named executive officers, that entitle them to receive their base salaries and to participate in designated benefit plans of the Company. Each employment agreement also provides that the officer's employment is not for any specified term and may be terminated at any time. In addition, each agreement provides that, in the event of the officer's termination other than for "cause" (as defined in the agreements), payment of base salary will continue for two years in Mr. Meier's case and one year in the case of the other executive officers. The employment agreements also provide that the officer's base salary may be adjusted periodically and that benefit plans in which the officer is entitled to participate may be adjusted or terminated by the Company at any time, but that no vested or accrued benefit may be adversely affected.

CHANGE IN CONTROL AGREEMENTS:

     To induce and help assure continuity of management and operations, the Company has entered into agreements (the "Agreements") with certain executives including the named executive officers which provide for certain severance benefits in the event an executive's employment is terminated following a Change in Control (as defined in the Agreements).

     Under the Agreements with the named executive officers, benefits are paid if, after a Change in Control, the Company terminates a named executive officer other than for Cause (as defined in the Agreements) or disability or if the named executive officer terminates employment for "Good Reason" (as specified in the Agreements) or for any reason within a period of thirty days following the first anniversary of a Change in Control. These severance benefits include: (a) the executive's salary through the termination date; (b) severance pay equal to three times the named executive's annual base salary and three times the greater of the target annual bonus or the annual bonus for the prior year; (c) acceleration of the exercisability of stock options; (d) medical and health benefits for three years following termination reduced to the extent comparable benefits are received from another employer; (e) outplacement and financial planning services; and (f) full vesting in, and additional three year accrual of benefits under, the Company's qualified and non-qualified retirement plans, which amounts shall not be less than $250,000. The Agreements provide that the benefits are net of any applicable federal excise tax and that the Company will pay legal fees and expenses incurred by the named executive to enforce his or her rights under the Agreements.

COMPENSATION COMMITTEE REPORT:

     Compensation Policies Applicable to Executive Officers. The Company's overall compensation program for salaried employees has been established and is administered to ensure that employee compensation motivates superior job performance and the achievement of business objectives. With respect to executive officer compensation, the policies followed in designing and administering this component of the overall program are based upon the main objective of increasing stockholder value through increasing operating income and return on invested capital. The Compensation Committee (the "Committee") believes that this can best be accomplished by an executive compensation program which (1) attracts and retains highly qualified individuals; (2) includes major components directly linked to increases in recognized measures of stockholder value; and (3) rewards superior performance as measured by financial and non-financial factors. Compensation for executive officers is currently deductible for federal income tax purposes and the Committee intends to structure the Company's compensation and benefit plans to meet the requirements for continued deduction.

     Executive officer compensation consists of annual base salary and annual incentive awards. Annual base salaries plus target annual bonus awards are set at levels which are intended to be competitive within the industry and with companies of comparable size. In 1998, Towers Perrin, a nationally recognized compensation and employee benefits consulting firm, was retained to assist the Company in assessing the competitiveness of base salary and target total cash compensation. In this assignment, Towers Perrin reviewed the Company's executive compensation program. In conducting this review, it examined several 1998 survey sources. The Company was compared to companies of comparable size. The peer group used by the Company to measure the performance of its stock was not used to compare compensation in view of significant differences between the Company and the peer group with regard to capital structure and the diversity, size and scope of the businesses in which various members of the peer group engage.

     The Committee further reviewed and adjusted base salaries in 1998. The Committee intends to review base salaries annually, and in consultation from time to time with outside professional advisers, intends to make adjustments depending upon competitive salary levels, past individual performance as measured by both qualitative and quantitative factors and the potential for making significant contributions in the future. Individual factors are expected to be more significant than overall Company performance in a particular year in determining base salary levels and the rate of increase, while Company performance is expected to be more significant in determining short-term and long-term incentive compensation. The Committee reviews periodically the incentive compensation and long-term compensation components of the executive compensation program and other aspects of the Company's executive compensation program and arrangements with its executives for appropriateness in the context of the Company's business and circumstances and for competitiveness with the compensation practices of other companies.

     The incentive compensation components of the executive compensation program are designed to provide rewards for past contributions and motivation for future performance. The performance goals and criteria for these components are tied directly to factors which the Committee believes will enhance the financial success of the Company and increase stockholder value. Thus, the total payouts under the annual incentive plan are determined primarily by the Company's performance against operating budget goals and in particular operating income and economic value added or EVA(R)(1) budget goals. However, qualitative factors such as progress in implementing the strategic plan and employee commitment to, and involvement in, Company goals are important elements in determining payout levels. The Committee believes that these and other qualitative factors will lead to the increased profitability of the Company and should be recognized and taken into consideration in determining the payout levels. Total actual payouts may be adjusted above or below target amounts

---------------

1EVA(R) is a registered trademark of Stern Stewart & Co.

based upon Company performance which exceeds or fails to meet pre-established goals. Individual performance against established goals will affect individual payments.

     The Committee believes that a stock-based incentive plan is an important element of long-term compensation. The value of such plans for the executive is tied directly to stock price increases and thus provides strong incentives for increasing stockholder value. It was determined that a stock option plan with exercise prices set at market value on the date of grant would focus management's attention on earnings performance sustained on a long-term basis. The initial Libbey Inc. Stock Option Plan for Key Employees ("Option Plan") was approved by the Board of Directors and stockholders of the Company prior to completion of its initial public offering on June 24, 1993, and in 1995 the Board of Directors and the Stockholders of the Company approved and adopted an Amended and Restated Libbey Inc. Stock Option Plan for Key Employees. The Option Plan is a broad-based program covering executive officers and other management employees. Exercise dates are deferred for one year from date of grant subject to acceleration in specified instances. The number of shares covered by option grants is based upon the individual's potential to make a contribution to the earnings growth of the Company. In 1993, all of the named executive officers listed in the Compensation table of this proxy statement became equity investors in the Company and were granted stock options. All but a small percentage of shares authorized to be issued under the Option Plan have been granted. The Committee has approved and is seeking stockholder approval for adoption of The 1999 Equity Participation Plan of Libbey Inc. to permit the Company to continue to grant stock options to incentivize current employees and to provide additional flexibility if circumstances of the Company's business and opportunities warrant different forms of equity participation compensation to incentivize current employees and attract new executives through awards other than stock options.

     Compensation of Chief Executive Officer. The compensation policies described above apply as well to the compensation of the Chief Executive Officer ("CEO"). The Committee is directly responsible for determining the salary level of the CEO and for all awards and grants to the CEO under the incentive components of the compensation program. The overall compensation package for the CEO is designed to recognize that the CEO bears primary responsibility for increasing the value of stockholders' investments. Thus, a substantial portion of the CEO's compensation is incentive-based, providing greater compensation as direct and indirect financial measures of stockholder value increase. The Committee believes that the current and changing business and industry environment requires a high degree of leadership, innovation and prudent risk taking in order to meet and sustain corporate objectives for increasing stockholder value. The CEO's compensation is thus structured and administered to motivate and reward the successful exercise of these qualities.

     The annual base salary and target bonus level of the CEO, as with other executives, is based upon a review, in consultation with the Committee's outside consultants, of similar positions within the industry and of companies of comparable size. Base salary was adjusted in 1998. The incentive components of the CEO's compensation package consist of the annual incentive award and stock options. The factors described above for all executive officers are also used in determining the level of awards, grants and payouts under these plans for the CEO.

     The Committee believes that the CEO's compensation for 1998 was directly related to the size and the overall performance of the Company as measured by financial criteria and important qualitative factors. Financial performance during the year was measured by the growth in operating income and EVA(R) as compared to the financial goals for the Company.

                                          William A. Foley, Chairman
                                          Carol B. Moerdyk
                                          Gary L. Moreau

PERFORMANCE GRAPH:

     The graph below compares the total stockholder return on Libbey common stock to the cumulative total return for two broad market indices, the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600")and to the cumulative total return for two peer groups. The indices reflect the year-end market value of an investment in the stock of each company in the index, including additional shares assumed to have been acquired with cash dividends, if any.

     Beginning in 1999, the Company compares itself to the S&P Small Cap 600 to which the Company was added in 1998. The graph below compares the total stockholder return on Libbey common stock to the cumulative total return of both the S&P 500 and the S&P Small Cap indices.

     In addition, due to changes in the businesses in the peer group of companies formerly used by the Company for comparison of stockholder returns, the Company now compares itself to a new peer group. The peer group is limited to those companies for which market quotations are available. The eight companies in the old peer group were chosen because their lines of business or product end uses were comparable to those of the Company. The old peer group consisted of Corning, Inc., Ekco Group Inc., General Housewares Corp., Lancaster Colony Corp., Newell Co., Oneida LTD., Premark International Inc. and Rubbermaid Inc.

     In 1998, Corning, Inc. sold its line of business that was comparable to the Company's business and product end uses and Newell Co. announced the acquisition of Rubbermaid Inc., which acquisition was consummated in March 1999. As a result, Corning, Inc. and Rubbermaid Inc. are not included in the new peer group and Mikasa, Inc. has been added so that the new peer group includes seven companies (namely, Ekco Group Inc., General Housewares Corp., Lancaster Colony Corp., Mikasa, Inc., Newell Co., Oneida LTD, and Premark International Inc.) whose lines of business or product end uses are comparable to those of the Company.

     The graph assumes a $100 investment in Libbey stock on January 1, 1994 and also assumes investments of $100 in each of the S&P 500, the S&P Small Cap 600 and both the old and new peer group indices, respectively, on January 1, 1994. The value of these investments on December 31 of each year from 1994 through 1998 is shown in the table below the graph.

                            LIBBEY PERFORMANCE GRAPH


                                INDEXED RETURNS

                                  Base
                                 Period                     Years Ending
                                 -------   -----------------------------------------------
                                  Dec.      Dec.      Dec.      Dec.      Dec.      Dec.
      Company Name/Index           93        94        95        96        97        98
      ------------------         -------   -------   -------   -------   -------   -------
LIBBEY INC.                        100     107.13    140.43    176.06    238.52    186.00
S&P 500 INDEX                      100     101.32    139.40    171.40    228.59    293.91
S&P SMALL CAP 600
INDEX                              100      95.23    123.76    150.14    188.56    186.10
NEW PEER GROUP                     100     105.44    126.00    173.97    238.06    233.16
OLD PEER GROUP                     100     100.04    109.45    145.55    165.61    186.38

                             SECURITY OWNERSHIP OF
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of December 31, 1998 with respect to any person known to the Company to be the beneficial owner of more than five percent of its common stock based upon Schedule 13Gs received by the Company except as otherwise noted and as of March 16, 1999, with respect to each of the Company's directors and nominees for director, each of the named executive officers and all directors and executive officers of the Company as a group and shares held by the trustee of the Company's Stock Purchase and Retirement Savings Plan, Stock Purchase and Supplemental Retirement Plan and Long-Term Savings Plan and Trust. The shares owned by the executive officers set forth below include the shares held in their accounts in the Stock Purchase and

Retirement Savings Plan of the Company. An asterisk indicates ownership of less than one percent of the outstanding stock.

              NAME AND ADDRESS                    NUMBER OF SHARES         PERCENT
            OF BENEFICIAL OWNER               BENEFICIALLY OWNED 1 & 2     OF CLASS
            -------------------               ------------------------     --------
Ariel Capital Management, Inc.(3)                     2,527,065             15.01
307 North Michigan Avenue
Chicago, IL 60601
Baron Capital Group, Inc.(4)                          3,806,800             22.62
767 Fifth Avenue
New York, NY 10153
Capital Guardian Trust Company(5)                     1,354,000              8.04
11100 Santa Monica Boulevard
Los Angeles, CA 90025-3384
Key Trust Company of Ohio N.A.(6)                       826,708              5.09
4900 Tiedeman Road
Brooklyn, Ohio 44144
L. Frederick Ashton                                      88,144                 *
William A. Foley                                            500                 *
Peter C. McC. Howell(7)                                   1,750                 *
John F. Meier(8)                                        208,216              1.23
Carol B. Moerdyk                                            655                 *
Gary L. Moreau                                              500                 *
Richard I. Reynolds                                     176,068              1.04
Arthur H. Smith                                         163,879                 *
Terence P. Stewart                                          550                 *
Kenneth G. Wilkes                                        89,390                 *
Directors & Executive Officers as a Group               796,448              4.72

---------------

(1) For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person has the right to acquire within 60 days of such date is deemed outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information includes all currently exercisable options granted to Messrs. Meier, Reynolds, Wilkes, Ashton and Smith. The number of shares beneficially owned includes shares subject to options as follows: Mr. Meier-175,653; Mr. Reynolds-143,538; Mr. Wilkes--73,205; Mr. Ashton--66,673; Mr. Smith--131,524, and all executive officers as a group--640,682.

(2) The table includes the number of equivalent shares of common stock that Messrs. Meier, Reynolds, Wilkes, Ashton, Smith and all officers as a group held in the Libbey Stock Purchase and Retirement Savings Plan as of March 16, 1999.

(3) 3 The Schedule 13G received by the Company from Ariel Capital Management, Inc. indicates that it is the beneficial owner of 2,527,065 common shares with sole dispositive power with respect to 2,527,065 common shares and sole voting power with respect to 2,527,065 common shares.

(4) The amended Schedule 13G dated February 3, 1999, received by the Company from Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc., Baron Asset Fund and Ronald Baron, indicates as of February 3, 1999 beneficial ownership of 3,806,800 common shares with shared dispositive power with respect to 3,806,800 common shares and shared voting power with respect to 3,806,800 common shares. Baron Capital Group, Inc., a holding company, and Ronald Baron, President of each of the reporting persons, are reported to hold beneficial ownership of 3,806,800 common shares with shared dispositive power with respect to 3,806,800 common shares and shared voting power with respect to 3,806,800 common shares. BAMCO, Inc and Baron Capital Management, Inc. are reported to be investment advisors with beneficial ownership of 3,032,000 and 774,800 common shares respectively, with shared dispositive power with respect to 3,032,000 and 774,800 common shares, respectively, and shared voting power with respect to 3,032,000 and 774,800 common shares, respectively. Baron Asset Fund is reported to be an investment company with beneficial ownership of 2,920,000 common shares with shared dispositive power with respect to 2,920,000 common shares and shared voting power with respect to 2,920,000 common shares. Each of the reporting persons disclaim beneficial ownership of the shares for which they share power.

(5) The Schedule 13G received by the Company from Capital Guardian Trust Company and Capital International, Inc. indicates Capital Guardian Trust Company has beneficial ownership of 1,354,000 shares of common stock with sole dispositive power with respect to 1,354,000 common shares and sole voting power with respect to 1,214,000 common shares. Capital Guardian Trust Company, a bank, is the beneficial owner of these shares as a result of serving as investment manager of various institutional accounts. The Schedule 13G also indicates that Capital International, Inc., an investment adviser to institutional accounts, has beneficial ownership of 157,500 shares of common stock with sole dispositive power with respect to 157,500 common shares and sole voting power with respect to 157,500 common shares. Beneficial ownership is disclaimed by both Capital Guardian Trust Company and Capital International, Inc.

(6) Key Trust Company of Ohio, N.A., as trustee of the Company's Stock Purchase and Retirement Savings Plan is the beneficial owner of 652,030 common shares; and as trustee of the Company's Stock Purchase and Supplemental Retirement Plan is the beneficial owner of 174,162 common shares; and as trustee of the Company's Long-Term Savings Plan and Trust is the beneficial owner of 516 common shares. These plans are defined contribution plans for the Company's employees, each of whom has the right to instruct the trustee as to the manner in which the equivalent shares of the Company in his or her account in the Plans are to be voted.

(7) Includes 750 shares held by family members of Mr. Howell. Mr. Howell disclaims any beneficial interest in such shares.

(8) Includes 8,406 shares held by family members of Mr. Meier. Mr. Meier disclaims any beneficial interest in such shares.

               PROPOSAL TO APPROVE THE 1999 EQUITY PARTICIPATION
                              PLAN OF LIBBEY INC.

GENERAL:

     The Board of Directors has recommended shareholder approval of adoption of the 1999 Equity Participation Plan of Libbey Inc. (the "Plan") in order to continue to provide stock-based incentive compensation to certain employees and as a means of providing other stock based incentive compensation to key employees. Currently, employees are eligible to receive only options under the Amended and Restated Stock Option Plan for Key Employees (the "Key Executive Plan"). At this time only a limited number of shares remain available for grant of options to employees under the Key Executive Plan. In addition to option grants, the Plan will provide Libbey Inc. with the ability to incentivize current employees and to attract new executives through the award of other stock-based incentive compensation.

     On March 27, 1999, the Board adopted the Plan. The principal purposes of the Plan are to provide incentives for key employees of the Company and its subsidiaries through granting of options, stock appreciation rights ("SARs") and other awards ("Awards"), thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     Under the Plan, not more than 1,000,000 shares of Common Stock are authorized for issuance upon exercise of options, SARs and other Awards, or upon vesting of other Awards, of which no more than 100,000 shares may be issued as restricted stock, performance awards or deferred stock or any combination thereof. Furthermore, the maximum number of shares which may be subject to options, SARs or other Awards granted under the Plan to any individual in any fiscal year cannot exceed 75,000 (subject to adjustment as provided in the Plan).

     As of March 18, 1999, a total of 1,372,846 shares were subject to outstanding stock options held by approximately 73 officers and key employees under the Key Executive Plan, and only 8,584 shares remained available for the grant of new stock options under the Key Executive Plan. On March 18, 1999, the closing price of the Company's Common Stock on the New York Stock Exchange was $32.125 per share.

     The Common Stock available under the Plan upon exercise of options, SARs and other Awards may either be previously authorized but unissued shares or treasury shares. The Committee will make appropriate adjustments in the number and kind of securities subject to the Plan and to outstanding Awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; the sale, transfer, exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase

Common Stock or other securities of the Company; or any other similar corporate transaction or event (an "extraordinary corporate event").

     If any portion of an option, SAR or other Award expires or is canceled without having been fully exercised, or is exercised for cash (as permitted under the Plan), the shares which were subject to the unexercised portion of such option, SAR or other Award will continue to be available for issuance under the Plan.

     The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan itself. Copies of the Plan can be obtained by making written request of the Company's Secretary and the Plan is set forth in its entirety in Appendix A.

ADMINISTRATION:

     The Compensation Committee of the Board or a subcommittee thereof (the "Committee") will administer the Plan. The Committee will consist solely of at least two members of the Board, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act ("Rule 16b-3") and, with respect to options, SARs and other Awards which are intended to constitute performance-based compensation under Section 162(m) of the Code, an "outside director" for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the Plan, the Committee has the authority to select the employees to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

PAYMENT FOR SHARES:

     The exercise or purchase price for all options, SARs and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise or through delivery of other property which constitutes good and valuable consideration, through delivery of a recourse promissory note bearing interest payable to the Company, or through delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay the net proceeds of the sale to the Company in satisfaction of the exercise price, or by a combination of the foregoing. In addition, the Committee may, in its discretion, allow a delay in payment up to thirty (30) days from the date the option, or portion thereof, is exercised.

AMENDMENT AND TERMINATION:

     Amendments of the Plan to increase the number of shares as to which options, SARs or other Awards may be made or to modify the maximum number of shares which may be subject to options, SARs or other Awards granted under the Plan to any individual in any fiscal year (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions), require the approval of the Company's stockholders. In all other respects, the Plan can be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Plan will not, without the consent of the participant, alter or impair any rights or obligations under any option, SAR or other Award previously awarded, unless the agreement governing such option, SAR or other Award itself otherwise expressly so provides. No termination date is specified for the Plan.

ELIGIBILITY:

     Options, SARs and other Awards under the Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. All officers and other key employees are eligible to participate in the Plan. More than one option, SAR or other Award may be granted to an employee, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an ISO (as defined herein) is first exercisable by an optionee (i.e., "vests") during any calendar year cannot exceed $100,000.

AWARDS UNDER THE PLAN:

     The Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time the restrictions lapse.

     Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. Stock Appreciation Rights may be granted in connection with stock options or other Awards, or separately. SARs granted by the Committee in connection with stock options or other Awards will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards. Except as required by
Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

     Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

     Performance Awards may be granted by the Committee to participants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include bonuses granted by the Committee and which may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant. The Committee may designate key employees as "Section 162(m) Participants," whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share;
(vi) earnings before interest, taxes, depreciation and amortization; (vii) return on equity; (viii) return on invested capital or assets; (ix) cost reductions or savings; (x) the market price of a share of the Company's Common Stock; (xi) funds from operations; and (xii) economic value added.

PLAN BENEFITS:

     The benefits, amounts and values to be received by the named executive officers, individually and as a group, and by other employees of the Company under the Plan are not determinable.

MISCELLANEOUS PROVISIONS:

     The Committee has discretion under the Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified extraordinary corporate events; but in such event the Committee may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such events, even though the options or other Awards have not yet become fully exercisable, and the Committee may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company's right to repurchase after such event. The Plan specifies that the Company may make loans to key employees to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the Plan. The terms and conditions of any such loan are to be set by the Committee.

     The dates on which options or other Awards under the Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. These Agreements generally will provide that options and other Awards expire upon termination of the participant's employment, although the Committee may provide that such options or other Awards continue to be exercisable following a termination, or following a Change in Control (as defined in the Plan) of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment, although the Committee may make exceptions, based on the reason for termination or on other factors. In the event of a Change in Control of the Company, outstanding options automatically vest.

Upon an extraordinary corporate event, the Committee may determine the conditions upon which outstanding options vest.

     Generally, no option, SAR or other Award granted under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. Awards may be transferred by gift to or for the benefit of an immediate family member of a holder, with the consent of the Committee. Other than Awards that have been so transferred, during the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use.

     The Plan must be approved by the stockholders within twelve months of the date of its adoption. Options, SARs and other Awards under the Plan may be granted prior to such approval, provided that such options, SARs or other Awards may not vest or become exercisable prior to the stockholders' approval of the Plan, and that if such approval is not received within the twelve month period, all such options, SARs and other Awards shall become null and void.

SECURITIES LAWS:

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES:

     The tax consequences of the Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of
Section 162(m) of the Code ("Section 162(m)"), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

     Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gain or loss.

     Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

     Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. Similarly, when deferred stock vests and is issued to a participant, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) of the Code with respect to qualifying restricted stock, the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

     Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

     Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

     Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described above.

     The Company has attempted to structure the Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from adopting a contrary position.

REASONS FOR ADOPTION OF THE PLAN:

     The Key Executive Plan currently provides that 1,800,000 shares of Common Stock are authorized for issuance. As of March 18, 1999, approximately 8,584 shares remained available for future awards under the Key Executive Plan. Also on that date, options held by approximately 73 officers and key employees and covering approximately 1,372,876 shares were outstanding under the Key Executive Plan, of which 1,105,747 were exercisable. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees, thereby continuing to align the interests of such employees with those of the stockholders, and that awards under the Plan are an effective means of providing such compensation.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS:

     In order to preserve full deductibility of performance-based awards under the Plan under Section 162(m) of the Code, and as required in order to grant Incentive Stock Options, Libbey Inc. is requesting that its stockholders approve the Plan. The affirmative vote of a majority of votes cast on the proposal to adopt the Plan is required to approve the Proposal. Your Board of Directors recommends a vote FOR approval of the Plan.

                              INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

     A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative so desires. The representative will be available to respond to appropriate questions.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, neither the Board nor management knows of any other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the meeting, it is the intention of the proxy holders named in the accompanying proxy to take such action as shall be in accordance with their judgment on such matters. All other matters to be voted upon by stockholders will require a majority vote of common stock represented in person or by proxy.

                              GENERAL INFORMATION

REVOCABILITY OF PROXIES:

     Any proxy solicited hereby may be revoked by the person giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing or at the Annual Meeting.

SOLICITATION COSTS:

     The Company will pay the cost of preparing and mailing this proxy statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone or telegram. Arrangements have been made with Corporate Investor Communications, Inc. to perform a broker-nominee search and provide solicitation services at an estimated cost to the Company of $5,000 plus expenses for out-of-pocket costs. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of common stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT:

     Section 16(a)of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent holders are required by SEC regulation to furnish the Company with copies of all such forms which they file.

     Based solely on the Company's review of the copies of Forms 3 and 4 and amendments thereto received by it during 1998, Forms 5 and amendments thereto received by it with respect to fiscal 1998, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the fiscal year ending December 31, 1998, all filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners subject to Section 16 of the Exchange Act were complied with.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING:

     A stockholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting must deliver the proposal so that it is received by the Company no later than December 1, 1999. The Company requests that all such proposals be addressed to Arthur H. Smith, Vice President, General Counsel and Secretary, Libbey Inc., 300 Madison Avenue, P.O. Box 10060, Toledo, Ohio 43699-0060.

REPORTS TO STOCKHOLDERS:

     The Company has mailed this Proxy Statement and a copy of its 1998 Annual Report to each stockholder entitled to vote at the Annual Meeting. Included in the 1998 Annual Report are the Company's consolidated financial statements for the year ended December 31, 1998.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, including the financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefore to Libbey Inc., Attention: Investor Relations, Kenneth G. Wilkes, Vice President, Chief Financial Officer and Treasurer, 300 Madison Avenue, P.O. Box 10060, Toledo, Ohio 43699-0060.

                                          By Order of the Board of Directors,

                                          ARTHUR H. SMITH, Secretary

Toledo, Ohio
March 31, 1999

                                   APPENDIX A

                       THE 1999 EQUITY PARTICIPATION PLAN

                                       OF

                                  LIBBEY INC.

     Libbey Inc., a Delaware corporation, has adopted The 1999 Equity Participation Plan of Libbey Inc. (the "Plan"), effective May 6, 1999, for the benefit of its eligible employees.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for key Employees (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. Administrator. "Administrator" shall mean the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

     1.3. Award. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     1.4. Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.5. Award Limit. "Award Limit" shall mean Seventy Five Thousand (75,000) shares of Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

     1.6. Board. "Board" shall mean the Board of Directors of the Company.

     1.7. Change in Control.

     (a) any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities. For purposes of this Agreement, (A) the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that the term shall not include the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and any corporation owned, directly or indirectly, by the shareholders of the Company, in substantially the same proportions as their ownership of stock of the Company, and (B) the term "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; and provided, further, that this subsection (a) shall not apply to any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities as of the effective date of this Plan so long as such Person does not beneficially own, or increase such beneficial ownership to, twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

     (b) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2(a), (c) or (d)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

     (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

     (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (e) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities (a "10% Owner") and (A) the identity of the Chief Executive Officer of the Company is changed during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter, or
(B) individuals constituting at least one-third ( 1/3) of the members of the Board at the beginning of such period shall cease for any reason to serve on the Board during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter; provided, however, that this subsection (e) shall not apply to any Person who is a 10% Owner as of the effective date of this Plan so long as such Person does not increase such beneficial ownership by five percent (5%) or more over the percentage so owned by such Person as of the effective date of the Plan.

     1.8 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.9 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

     1.10. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.11. Company. "Company" shall mean Libbey Inc., a Delaware corporation.

     1.12. Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

     1.13. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

     1.14. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.15. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.16. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.17. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.18. Holder. "Holder" shall mean a person who has been granted or awarded an Award.

     1.19. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.20. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.21. Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option.

     1.22. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

     1.23. Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (l) performance against operating budget goals, and (m) economic value added.

     1.24. Plan. "Plan" shall mean The 1999 Equity Participation Plan of Libbey Inc.

     1.25. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.26. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.28. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.29. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

     1.30. Stock Payment. "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VIII of the Plan.

     1.31. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.32. Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.33. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

          (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed One Million (1,000,000), of which no more than One Hundred Thousand (100,000) shares may be issued as Restricted Stock, Performance Awards or Deferred Stock or any combination thereof. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

          (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in
     Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and

     (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          (d) Furthermore, notwithstanding any other provision of the Plan any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Persons.

     Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or, as applicable, to consult for) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted.

     3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                              GRANTING OF OPTIONS

     4.1. Eligibility. Any Employee selected by the Committee pursuant to
Section 4.4(a)(i) shall be eligible to be granted an Option.

     4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4. Granting of Options.

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

             (i) Determine which Employees are key Employees and select from among them (including Employees who have previously received Awards under the Plan) those who in its opinion should be granted Options;

             (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees;

             (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

             (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

          (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees in lieu of cash bonuses which would otherwise be payable to such Employees, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1. Option Price. The price per share of the shares subject to each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code).

     5.2. Option Term. The maximum term of each Non-Qualified Stock Option shall be ten (10) years and one (1) day from the date the Non-Qualified Stock Option is granted. The maximum term of each Incentive Stock Option shall be ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the

Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3. Option Vesting

          (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the
     Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.5. Substitute Awards.

     Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) the aggregate exercise price thereof; does not exceed the excess of;

          (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs
     (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

     6.6. Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

     7.1. Eligibility. Subject to the Award Limit and the limitation on the number of shares available for grant as Restricted Stock set forth in Section 2.1, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee and who should receive such an Award.

     7.2. Award of Restricted Stock.

          (a) The Committee may from time to time, in its absolute discretion:

             (i) Determine which Employees are key Employees and select from among them (including Employees who have previously received other awards under the Plan) as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

     7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment with the Company; provided, however, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, death or disability or otherwise.

     7.6. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                 ARTICLE VIII.

    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

     8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee and who should receive such an Award.

     8.2. Performance Awards. Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

     8.3. Dividend Equivalents.

          (a) Any key Employee selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b) Any Holder of an Option may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised. Stock Payments.

     8.4. Stock Payments Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.5. Deferred Stock. Any key Employee selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

     8.6. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     8.7. Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

     8.8. Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee; provided, however, that except with respect to Performance Awards granted to Section 162(m) Participants, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

     8.9. Form of Payment. Payment of the amount determined under Section 8.2 or
8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                  ARTICLE IX.

                           STOCK APPRECIATION RIGHTS

     9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     9.2. Coupled Stock Appreciation Rights.

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     9.3. Independent Stock Appreciation Rights.

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     9.4. Payment and Limitations on Exercise.

          (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed at the discretion of the Committee.

                                   ARTICLE X.

                                 ADMINISTRATION

     10.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     10.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the

Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     10.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

     11.1. Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing provisions of this Section 11.1, the Administrator, in its sole discretion, may determine to grant to any Holder an Award which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, by gift, without the receipt of any consideration, to a member of the Holder's immediate family, as defined in Rule 16a-1 under the Exchange Act, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided that an Award that has been so transferred shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Holder, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

     11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.

     11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section 11.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

             (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

             (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

             (iii) the grant or exercise price with respect to any Award.

          (b) Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

             (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

             (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

             (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
        Section 5.3 or 5.4 or the provisions of such Award;

             (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

             (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

             (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

             (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully vested shares of Common Stock.

             (viii) In the event of any transaction described in
        Section 11.3(a), each outstanding Award shall, immediately prior to the effective date of such transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent:
        (i) such right is, in connection with such transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Administrator at the time of grant. The determination of comparability of rights under clause
        (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

          (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this
     Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

          (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement, would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     11.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     11.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment for cause.

     11.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     11.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     11.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     11.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                     * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Libbey, Inc. on March 27, 1999.

     Executed on this 31st day of March, 1999.

                                                      Arthur H. Smith

                                          --------------------------------------
                                                        Secretary

1.  Election of Directors    FOR all nominees  [ ]        WITHOLD AUTHORITY to vote      [ ]         EXCEPTIONS  [ ]
                             listed below                 for all nominees listed below

    The nominees for the board of directors are:  William A. Foley and Terence P. Stewart
    (INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

    *Exceptions _____________________________________________________________________________________________________

    To vote your shares for all Director nominees, mark "For" box on Item 1. To withhold voting for all nominees mark "Withhold" box. If you do not wish your shares voted for a particular nominee, enter the name(s) of the exception(s) in the space provided above.

2.    Proposal to approve The 1999 Equity Participation Plan of Libbey Inc.

          FOR   [ ]             AGAINST    [ ]        ABSTAIN   [ ]



3.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                                           Address Change and
                                                           or Comments Mark Here   [ ]

                                                           The form must be signed exactly as name(s) appear
                                                           hereon. Attorneys-in-fact, executors, trustees,
                                                           guardians, corporate officers, etc. should give
                                                           full title.

                                                           Dated: _____________________________________, 1999


                                                           ---------------------------------------------------
                                                                               Signature

                                                           ---------------------------------------------------
                                                                               Signature


SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.              VOTES MUST BE INDICATED
                                                                            (X) IN BLACK OR BLUE INK.   [ ]


--------------------------------------------------------------------------------

                                   LIBBEY INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints each of John F. Meier, Richard I. Reynolds, Arthur H. Smith and Kenneth G. Wilkes, as proxy, with full power of substitution, to vote all shares of Common Stock of Libbey Inc. held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders to be held on May 6, 1999, and at any adjournment thereof, upon the matters referred to on the reverse side and described in the proxy statement furnished herewith, and in their discretion, upon any other matters which may properly come before the meeting. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED DIRECTOR NOMINEES, FOR APPROVAL OF THE 1999 EQUITY PARTICIPATION PLAN OF LIBBEY INC. AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL LISTED DIRECTOR NOMINEES AND FOR APPROVAL OF THE 1999 EQUITY PARTICIPATION PLAN OF LIBBEY INC.

         Please sign on the reverse side of this card and return it promptly in the enclosed return envelope.

                                    (Continued, and please sign on reverse side)


                                                LIBBEY INC.
                                                P.O. Box 11035
                                                NEW YORK, NY  10203-0035